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                                                                Exhibit 10.16.1

                               THIRD AMENDMENT TO

                        ON-POINT TECHNOLOGY SYSTEMS, INC.

                             1994 STOCK OPTION PLAN

          WHEREAS, On-Point Technology Systems, Inc., a Nevada corporation (the "Company") maintains the On-Point Technology Systems, Inc. 1994 Stock Option Plan (the "Plan") for the benefit of certain of its employees; and

          WHEREAS, prior to October 13, 2000, the Plan, as amended, permitted the issuance of options for 1,500,000 shares; and

          WHEREAS, the Company's Proxy Statement dated October 13, 2000 sought shareholder approval of an amendment to the Plan to increase the number of shares available under the Plan to 3,000,000 shares, which amendment was approved by the shareholders at a meeting held on December 8, 2000; and

          WHEREAS, between the date of the Proxy Statement and the date of the shareholders meeting, the Board of Directors of the Company approved a one-third for one reverse stock split which reduced the number of shares available under the Plan from 1,500,000 to 500,000 and effectively reduced the increase in the number of available shares for which shareholder approval was being sought from 3,000,000 shares to 1,000,000 shares.

     NOW, THEREFORE, the premises considered, the Plan, as amended, is further amended as follows:

     1. The words and number "One Million Five Hundred Thousand (1,500,000) shares" appearing in Sections 4 and 11 of the Plan shall be deleted in each place and replaced with the words and number "One Million (1,000,000) shares."

     2. This Amendment shall be effective as of December 8, 2000.

     IN WITNESS THEREOF, the Company has executed this Third Amendment as of the 8th day of December, 2000.

                                            ON-POINT TECHNOLOGY SYSTEMS, INC.


                                            By: /s/ Frederick Sandvick
                                                --------------------------------
                                                Frederick Sandvick,
                                                Chief Executive Officer